INDEPENDENT AUDITORS' CONSENT



We consent to the use in the Registration Statement of BSI2000, Inc., on Form SB-2, Amendment No. 1, of our report dated January 24, 2003 on the financial statements of BSI2000, Inc. appearing in the Prospectus, which is part of the Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                        /s/ Ehrhardt Keefe Steiner & Hottman PC
                                        Ehrhardt Keefe Steiner & Hottman PC


September 25, 2003
Denver, Colorado